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                                                                    Exhibit 99.3

                                                                          PAGE 1

                                    DELAWARE
                                 The First State



         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE AGREEMENT OF MERGER, WHICH MERGERS:

         "APACHE CLEARWATER OPERATIONS, INC.", A DELAWARE CORPORATION,

         WITH AND INTO "APACHE CORPORATION" UNDER THE NAME OF "APACHE CORPORATION", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF DECEMBER, A.D. 2003, AT 12:01 O'CLOCK P.M.

         AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF AGREEMENT OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2003, AT 11:59 O'CLOCK P.M.




                                     [Seal]

                                              /s/ Harriet Smith Windsor
                                       -----------------------------------------
                                       Harriet Smith Windsor, Secretary of State

0482215     8100M                              AUTHENTICATION:  2819812

030813846                                           DATE:  12-17-03

                                                         State of Delaware
                                                        Secretary of State
                                                     Division of Corporations
                                                   Delivered 12:22 PM 12/17/2003
                                                     Filed 12:01 PM 12/17/2003
                                                   SRV 030813415 - 0482215 FILE


                          AGREEMENT AND PLAN OF MERGER
                                     BETWEEN
                               APACHE CORPORATION
                                       AND
                       APACHE CLEARWATER OPERATIONS, INC.


AGREEMENT AND PLAN OF MERGER ("Agreement"), dated this 16TH day of December 2003, pursuant to Section 251 of the General Corporation Law of the State of Delaware, between Apache Corporation, a Delaware corporation, and Apache Clearwater Operations, Inc., a Delaware corporation (together, the "Constituent Corporations").

WITNESSETH that:

WHEREAS, both of the Constituent Corporations desire to merge into a single corporation; and

NOW THEREFORE, the Constituent Corporations, in consideration of the mutual covenants, agreements, and provisions hereinafter contained do hereby prescribe the terms and conditions of said merger and the mode of carrying the same into effect as follows:

FIRST: Apache Clearwater Operations, Inc. (the "Merged Corporation"), at the effective time shall be merged with and into Apache Corporation, which shall be the surviving corporation (the "Surviving Corporation").

SECOND: The Restated Certificate of Incorporation of Apache Corporation, as heretofore amended and as in effect on the date of the merger provided for in this Agreement, shall continue in full force and effect as the Restated Certificate of Incorporation of the Surviving Corporation.

THIRD: The effect on the capital stock of each of the Constituent Corporations shall be as follows:

         (a) Each share of capital stock of the Surviving Corporation issued and outstanding on the effective date of the merger shall remain issued and outstanding.

         (b) Each share of capital stock of the Merged Corporation issued and outstanding on the effective date of the merger shall be cancelled without consideration, and no shares of the capital stock of the Surviving Corporation shall be issued in respect thereof.

FOURTH: The bylaws of Apache Corporation as they exist on the effective date of the merger shall be and remain the bylaws of the Surviving Corporation until the same shall be altered, amended, or repealed as therein provided.

FIFTH: The directors and officers of Apache Corporation on the effective date of the merger shall be the directors and officers of the Surviving Corporation and shall continue in office until the next annual meeting of stockholders and until their successors shall have been elected and qualified.


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SIXTH: This merger shall become effective at 11:59 p.m. on December 31, 2003.

SEVENTH: Upon the merger becoming effective, all the property, rights, privileges, permits, receivables, franchises, patents, trademarks, licenses, leases, registrations, royalties, working interests, contract rights, other assets of every kind and description, and all debts and liabilities of any kind of the Merged Corporation shall, by operation of law, be transferred to, vested in, and devolve upon, the Surviving Corporation without further act or deed, and all property, rights, every other interest, and all debts and other liabilities of the Constituent Corporations shall be as effectively the property or obligation of the Surviving Corporation as they were of the Surviving Corporation and the Merged Corporation, respectively. The proper officers and directors of the Surviving Corporation are fully authorized in the name of the Merged Corporation or otherwise to take any and all action, from time to time, to execute and deliver or cause to be executed and delivered all such deeds and instruments and to take or cause to be taken such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of any property of the Merged Corporation acquired or to be acquired by reason of or as a result of the merger herein provided for and otherwise to carry out the intent and purposes hereof.

EIGHTH: Anything herein or elsewhere to the contrary notwithstanding, this merger may be amended or terminated and abandoned by the Board of Directors of either of the Constituent Corporations at any time prior to the date of filing this Agreement with the Delaware Secretary of State.

IN WITNESS WHEREOF, the parties to this Agreement, pursuant to the approval and authority duly given by resolutions duly adopted by their respective Boards of Directors, have caused these presents to be executed by the president and attested by the corporate secretary of each party hereto as the respective act, deed, and agreement of each of said corporations, on this 16TH day of December 2003.

ATTEST:                                      APACHE CORPORATION


/s/ Cheri L. Peper                  By:      /s/ Lisa A. Stewart
--------------------------------             -----------------------------------
Cheri L. Peper                               Lisa A. Stewart
Corporate Secretary                 Executive Vice President


ATTEST:                                      APACHE CLEARWATER OPERATIONS, INC.


/s/ Cheri L. Peper                  By:      /s/ Lisa A. Stewart
--------------------------------             -----------------------------------
Cheri L. Peper                               Lisa A. Stewart
Corporate Secretary                 Executive Vice President




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I, Cheri L. Peper, Corporate Secretary of Apache Corporation, a corporation organized and existing under the laws of the State of Delaware, hereby certify that the Agreement and Plan of Merger to which this Certificate is attached, after having been first duly signed on behalf of said Apache Corporation and having been signed on behalf of Apache Clearwater Operations, Inc., a corporation organized and existing under the laws of the State of Delaware, was duly adopted by action of the Board of Directors of said Apache Corporation and without any vote of its stockholders pursuant to Section 251(f) of the General Corporation Law of Delaware and that the conditions specified in the first sentence of such Section 251(f) have been satisfied.

WITNESS my hand on this 16th day of December 2003.


                                             /s/ Cheri L. Peper
                                             -----------------------------------
         [Seal]                              Cheri L. Peper
                                             Corporate Secretary




I, Cheri L. Peper, Corporate Secretary of Apache Clearwater Operations, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certify that the Agreement and Plan of Merger to which this Certificate is attached, after having been first duly signed on behalf of said Apache Corporation, a corporation organized and existing under the laws of the State of Delaware, and having been signed on behalf of Apache Clearwater Operations, Inc., was duly adopted by action of the Board of Directors of said Apache Clearwater Operations, Inc. and with a vote of its stockholders.

WITNESS my hand on this 16th day of December 2003.


                                             /s/ Cheri L. Peper
                                             -----------------------------------
         [Seal]                              Cheri L. Peper
                                             Corporate Secretary


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